To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Charlie Buck, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2022, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;
b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;
c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;
d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718) (the “Registration Statements”); and
e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.10, 1.14, 1.22; 2; 10; 14; 22.1, 22.9, 22.13, 22.20; 23; 24; 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: 23 March 2023

/s/ Charlie Buck

Charlie Buck

Manager-Milling and Technology North Atlantic

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Tiffany Dube, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2022, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;
b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;
c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;
d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718) (the “Registration Statements”); and
e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.12,1.13, 1.15, 1.16, 1.17.2, 1.17.4, 1.18, 1.19, 1.20, 1.21, 1.22; 2; 12; 13.1, 13.4, 13.5, 13.6, 13.7, 13.8, 13.9, 13.10, 13.11, 13.12; 15.1, 15.2, 15.3, 15.5, 15.7, 15.8, 15.9; 16; 17.3, 17.4, 17.5; 18; 19; 22.1, 22.11, 22.12, 22.14, 22.15, that portion of 22.16 that pertains to closure and social considerations, 22.17, 22.18, 22.20, 22.21; 23; 24; 25, that portion of 22.16 that pertains to social considerations, 22.20; 23; 24; and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: 23 March 2023

/s/ Tiffany Dube

Tiffany Dube

Manager–Long-Term Planning and Mine Design North Atlantic

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Darren Hodder, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2022, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;
b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;
c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;
d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718) (the “Registration Statements”); and
e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9, 1.11, that portion of 17.1.4 that pertains to social considerations, 1.22; 2; 3; 4; 5, 6; 7.1, 7.2; 8; 9; 11; 17.5; 20; 21; 22.1, 22.2, 22.3, 22.4, 22.5, 22.6, 22.7, 22.8, that portion of 22.16 that pertains to social considerations, 22.20; 23; 24; and 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: 23 March 2023

/s/ Darren Hodder

Darren Hodder

Manager–Long Term Geology and In-Mine Exploration North Atlantic

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Lisa Lanteigne, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2022, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;
b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;
c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;
d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718) (the “Registration Statements”); and
e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, 1.17.1, 1.22; 2; Chapter 15.6; 17.l, 17.2; 22.1, that portion of 22.16 that pertains to environmental considerations, 22.20; 23; 24; 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: 23 March 2023

/s/ Lisa Lanteigne

Lisa Lanteigne

Manager-Environment North Atlantic

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Xiaolin (Mike) Yao, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2022, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;
b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;
c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;
d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718) (the “Registration Statements”); and
e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, those portions of 1.13.1 and 1.13.2 that pertain to geotechnical and hydrological considerations, 1.22; 2; 7.3, 7.4; 13.2, 13.3; 25.1, that portion of 25.12 that pertains to geotechnical and hydrological considerations, 22.20; 23; 24; 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: 23 March 2023

/s/ Xiaolin (Mike) Yao

Xiaolin (Mike) Yao

Manager–Rock Engineering North Atlantic

To the Board of Directors of

Vale S.A.

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of Vale S.A. (“Vale”)

I, Monica Ansah-Sam, in connection with Vale’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “Annual Report”), consent to:

a)	the public filing by Vale and use of the technical report titled “Technical Report Summary for Ontario Operations” (the “Technical Report”), with an effective date of December 31, 2022, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Annual Report;
b)	the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Annual Report and any such Technical Report;
c)	any extracts from or a summary of the Technical Report in the Annual Report and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Annual Report;
d)	the incorporation by reference of the Annual Report in the Registration Statements on Form F-3 of Vale S.A. (No. 333-258466) and Vale Overseas Limited (No. 333-258466-01) and Registration Statements on Form S-8 of Vale S.A. (No. 333-223718) (the “Registration Statements”); and
e)	the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to a security registered in any of the Registration Statements.

I am responsible for authoring, and this consent pertains to, Sections 1.1, 1.2, that portion of 1.15 that pertains to tailings storage and tailings storage facilities, 1.22; 2; 15.4; 22.1 and that portion of 22.14 that pertains to tailings storage and tailings storage facilities, 22.20; 23; 24; 25 of the Technical Report. I certify that I have read the Annual Report and that it fairly and accurately represents the information in the sections of the Technical Report for which I am responsible.

Dated: 23 March 2023

/s/ Monica Ansah-Sam

Monica Ansah-Sam

Manager–Tailings and Dams North Atlantic